--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------


[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------

                             New England Short Term
                              Corporate Income Fund

                                [graphic omitted]

                                      WHERE
                                 THE BEST MINDS
                                     MEET(R)

-----------------
DECEMBER 31, 1998
-----------------

                                                                   FEBRUARY 1999
--------------------------------------------------------------------------------
Photo of Bruce R. Speca
--------------------------------------------------------------------------------

"Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score."

In September 1998, I became President of New England Funds. As an 18-year veteran of the mutual fund industry, I was pleased and honored to accept this important post. In my first message to you, I hope to present what I believe you, our valued shareholders, really want to know and to offer it in a straightforward manner.

How did my fund perform?

There's no question that long-term performance is the bottom line of your investment program. With that in mind, please review the other sections of this report. You'll see your fund's performance and commentary from your fund manager that summarizes the fund's successes and shortcomings and the outlook for the year ahead.

Our assessment of New England Funds' overall performance in 1998 is that we had a solid, but not spectacular, year. While extremely pleased with both absolute and relative returns in many of our stock and bond portfolios, we were disappointed by the results of those equity funds that pursue a 'value' rather than a 'growth' strategy. Value stocks were largely ignored in 1998, as investors focused on very large, high visibility growth stocks (indeed, 45% of the gain in the Standard & Poor's 500 Stock Index -- a market value-weighted, unmanaged index of common stock prices for 500 selected stocks -- came from just 10 stocks!) and select technology companies.

Much of the underperformance in value-oriented funds can be attributed to market cycles, but we continue to pursue strategies to increase returns in these funds.

Can the stock market keep going up?

Like any winning streak, sooner or later the market will experience setbacks. Does that mean 1999 will see the last burst of energy from the bull market? It's easy to argue both sides of this question. Employment is high, inflation is low and economic growth is continuing. But corporate profits may start to lag and commodity prices, notably oil, are depressed around the world. The conclusion? Economists, like weathermen and other forecasters, can only hope to be right more often than they are wrong.

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

My Own Two Cents

All too often investors lament, "What I could have made if only . . ." instead of "What I actually made." But experience has taught me that the more important question is, "Did I stick with my investment program and make progress toward my financial goals?"

Research indicates that saving for retirement is the number one goal for investors. Yet, surprisingly often, investors behave like short-term traders looking for a quick score.

The mutual fund industry has become extremely complex, with more funds, new strategies and approaches to analyzing performance. What hasn't changed is your financial representative's primary objective: to help you sort it all out and increase your returns in line with your goals.

Your financial adviser can help you avoid being distracted by the daily noise and avoid what I view as the most important risk that investors face. It's the risk of not staying invested and possibly falling short of your long-term goals. Your adviser will help you stick with your investment program during periods of uncertainty.

One last thought: All of us at New England Funds appreciate the trust that you and your representative have placed in us. We look forward to serving you in the years ahead.

Sincerely,

/s/ Bruce R. Speca

    Bruce R. Speca
    President and CEO


PROGRESS ON THE Y2K FRONT
--------------------------------------------------------------------------------
New England Funds has been and continues to engage in initiatives aimed at having our computer systems tested and ready to function capably for the Year 2000. We are insisting on the same standard from vendors whose systems must interact reliably with ours as well as from the subadvisers to our funds. We are monitoring their progress and pursuing assurances of their readiness. Our systems are being tested on a four-digit format (2000, not 00) and updated as needed to perform competently. Additionally, we are developing contingency plans to diminish the possibility of inconvenience related to Year 2000. Stay informed on our Year 2000 readiness by visiting our Web site at www.mutualfunds.com.

This material represents Year 2000 Readiness disclosure pursuant to the Year 2000 Information and Readiness Act.

--------------------------------------------------------------------------------
                  NEW ENGLAND SHORT TERM CORPORATE INCOME FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1998

PUTTING PERFORMANCE IN PERSPECTIVE
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown below appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and has no expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

In the past, the Lehman ARM Index served as the benchmark for New England Adjustable Rate U.S. Government Fund. When the Fund became New England Short Term Corporate Income Fund on December 1, 1998 its benchmark was changed to the Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index. This index better compares to the Fund's new strategy of investing primarily in corporate securities to achieve its objective of a high level of current income consistent with preservation of capital. As of December 1, 1998, the sales charge on new purchases of the Fund's Class A shares increased to 3.0% from 1.0%. Class B pricing is unchanged, and a new Class C share became available December 7, 1998.

                                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here illustratng a $10,000 investment in the Fund compared to the Lehman Adjustable Rate Mortgage Index and the Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index since 12/31/91. The data for this chart are as follows:]

                      DECEMBER 1991 THROUGH DECEMBER 1998

                      ST Corp      ST Corp       Lehman    LB Mutual Fundd
                        NAV(1)       MSC(2)       ARM(7)     Short (1-5)(4)
---------------------------------------------------------------------------
    12/31/1991        $10,000      $ 9,700      $10,000      $10,000
          1992        $10,494      $10,179      $10,502      $10,758
          1993        $10,916      $10,588      $11,131      $11,675
          1994        $11,000      $10,670      $11,132      $11,640
          1995        $11,948      $11,590      $12,437      $13,321
          1996        $12,645      $12,265      $13,263      $14,004
          1997        $13,430      $13,027      $14,142      $15,020
          1998        $13,970      $13,551      $14,887      $16,156

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and C share performance will vary based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions. Although the Fund's inception was on 10/18/91, this chart begins on 12/31/91 because the Lehman ARM Index was not established until 12/31/91.

                  New England Short Term Corporate Income Fund

                                         AVERAGE ANNUAL TOTAL RETURNS - 12/31/98

   CLASS A (Inception 10/18/91)    1 YEAR     5 YEARS       SINCE INCEPTION
   Net Asset Value(1)               4.0%        5.1%             4.9%
   With Max. Sales Charge(2)        0.9         4.4              4.5
--------------------------------------------------------------------------------

   CLASS B (Inception 9/13/93)     1 YEAR     5 YEARS       SINCE INCEPTION
   Net Asset Value(1)               3.4%        4.3%             4.0%
   With CDSC(3)                    -1.6         3.9              3.9
--------------------------------------------------------------------------------

   CLASS C (Inception 12/7/98)  SINCE INCEPTION
   Net Asset Value1                 0.3%
   With CDSC3                      -0.7
-------------------------------------------------------------------------------

                                                                           SINCE     SINCE     SINCE
                                                                           FUND'S    FUND'S    FUND'S
                                                                          CLASS A    CLASS B  CLASS C
   COMPARATIVE PERFORMANCE                               1 YEAR  5 YEARS INCEPTION INCEPTION INCEPTION

   LB Mutual Fund Short (1-5) Invest. Grade Debt Index(4)  7.6%    6.7%    7.3%      6.5%       N/A
   Lipper Short Term Investment Grade(5)                   5.8     5.4     5.9       5.3        N/A
   Morningstar Short Term Bond Average(6)                  6.3     5.5     6.1       5.2        N/A
   Lehman ARM Index(7)                                     5.3     6.1     N/A       5.9        N/A
   Lipper ARM Average(8)                                   4.0     5.0     4.8       4.8        N/A
   Morningstar Short Gov't Average(9)                      6.1     5.2     5.6       5.0        N/A
--------------------------------------------------------------------------------------------------------

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 3% at the time of purchase of Class A shares. Actual historical performance would have been higher; the Fund's sales charge was increased from 1% to 3% on December 1, 1998 when its objective and strategy changed.

(3) With Contingent Deferred Sale Charge (CDSC) performance for Class B shares assumes that a maximum 5% sales charge is applied to redemptions. The sales charge will decrease over time, declining to zero six years after the purchase of shares. With CDSC performance for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index is an unmanaged index including all publicly issued, fixed-rate, nonconvertible investment grade domestic corporate debt with maturities of 1 to 5 years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93.

(5) Lipper Short Term Investment Grade Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93.

(6) Morningstar Short Term Bond Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93.

(7) Lehman Adjustable Rate Mortgage (ARM) Index is an unmanaged index of adjustable rate mortgages of short to intermediate maturities. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Investors cannot purchase an index directly. Since the Index was not established until 12/31/91, there is no since inception return for Class A shares. Since inception return for Class B is calculated from 9/30/93.

(8) Lipper Adjustable Rate Mortgage (ARM) Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper, Inc., an independent mutual fund ranking service. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93.

(9) Morningstar Short Government Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Morningstar Inc. Class A since inception return is calculated from 10/31/91. Class B since inception return is calculated from 9/30/93.

                  NEW ENGLAND SHORT TERM CORPORATE INCOME FUND

                                 Questions & Answers with Your Portfolio Manager
--------------------------------------------------------------------------------
[Photo of Scott Nicholson]
Back Bay Advisors, L.P.
--------------------------------------------------------------------------------

Q. How did New England Short Term Corporate Income Fund perform over the past year?

For the 12-month period ending December 31, 1998, the Fund's Class A shares generated a total return, based on net asset value, of 4.0%, including a $0.09 per share drop to $7.30 and the reinvestment of $0.38 per share in dividend distributions.

Q. The Fund recently changed its strategy and its name. Can you please summarize the reasons for these changes?

As of December 1, 1998, the Fund's name changed from New England Adjustable Rate U.S. Government Fund to New England Short Term Corporate Income Fund. Previously, the Fund focused at least 65% of its investments on adjustable rate mortgage securities (ARMs). However, since the Fund was introduced in 1991, the investment environment for these types of securities has changed dramatically, and their return advantage over money market instruments has diminished substantially.

Other factors came into play as well in bringing about the Fund's change in strategy and name. First, a revision to the tax law requires that certain mortgage prepayments be applied to ARMs' principal. In the past, such prepayments only affected the income generated by these securities. As a result of this change, the Fund's price-per-share stability would have been undermined if it had remained an ARM fund. In addition, new issuance of ARMs has been minimal because many consumers have opted for fixed-rate mortgages, given the low level of interest rates.

By shifting the Fund's focus to the short-term corporate market, we believe that we will be able to pursue more attractive yields and total returns with limited additional risk. Although the Fund's strategy has changed, its investment objective remains essentially the same. Going forward, the Fund's investment objective will continue to be a high level of current income consistent with the preservation of capital. As of December 1, 1998 the sales charge on new purchases of the Fund's Class A shares increased to 3.0% from 1.0%. The Fund's new benchmark is the Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index. Its Lipper category is Short-Term Investment Grade Debt and its Morningstar category is Short Term Bond.

Q. What will the structure of the Fund look like with its changeover?

The Fund's transition from an ARM Fund to a short-term bond fund will be gradual, as a result of difficult market conditions for adjustable rate securities and the need to maintain a liquid portfolio. However, we aim to complete the Fund's asset reallocation by February 28, 1999.

The Fund will invest primarily in corporate and U.S. government and agency securities, normally maintaining a minimum average dollar-weighted credit quality of "A" as rated by Standard & Poor's and an average maturity of three years or less. By February 28, the Fund should have at least 65% of its assets invested in corporate securities, depending on market conditions. In addition, the Fund will be able to invest as much as 10% of its assets in below-investment-grade corporate securities. We'll maintain at least a 10% stake in U.S. government or government agency securities. The Fund also may invest up to 10% in securities denominated in foreign currencies, and up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers. Again, the size of these allocations will depend on market conditions.

Q. How was the Fund structured at the end of the period, on December 31, 1998?

At the end of the period, the Fund held approximately 40% of its assets in U.S. government and government agency securities, approximately 27% in ARMs, approximately 29% in corporate securities, approximately 4% in cash and cash equivalents. Naturally, the ARM position is higher than it will be, as we were still in the process of reducing the Fund's allocation to ARMs at the end of December.

Q. What is your outlook as we enter 1999?

Our outlook for the first half of 1999 calls for an economic slowdown. Growth in U.S. Gross Domestic Product (GDP) in the third quarter came in at 3.7%, and estimates for the fourth quarter are in the 3% to 3.5% range. With growth at these levels, we'd normally look for the Federal Reserve Board (the Fed) to increase short-term interest rates as a way to slow growth and head off inflation. However, the Fed was biased toward lowering rates at the end of 1998 because of concerns about global economic growth.

The Fed has shown that although the domestic economy is its primary concern, global issues are important factors weighing on its decisions at this point. As a result, we feel the Fed will provide more liquidity to the global markets by lowering interest rates further, at some time in the early part of 1999.

PORTFOLIO MIX -- 12/31/98
Gov'ts & Gov't Agencies            40%
ARMs                               27%
Corporates                         29%
Cash & Cash Equivalents             4%

Looking more closely at the domestic situation, inflation has not been a concern. In fact, we've seen deflation, especially in commodity prices. While service industries presently are faring well due to strong consumer spending, U.S. manufacturers generally are struggling. We believe that the effect on domestic corporations of the recent Asian economic crisis may become more pronounced in the first quarter, which will in turn put pressure on earnings. As a result, we believe corporate profits in the United States will decline. Lower earnings would have a negative influence on the U.S. stock market and consequently a ripple effect on corporate bonds. From that standpoint, we'll look to invest in higher-quality bonds and in industries that tend to hold up well in an economic slowdown, such as utilities. In addition, in the process of restructuring the portfolio, we may decide to hold on to some of the non-corporate securities already in the Fund if we feel they are solid defensive investments in that kind of environment.

The portfolio manager's commentary reflects the conditions and actions taken during the reporting period, which are subject to change. A shift in opinion may result in strategic and other portfolio changes.

The Fund may invest in foreign securities, which can involve special risks. Investments in lower-rated, higher-yielding bonds may involve greater credit risk. Mortgage-backed securities are subject to the risk that unanticipated prepayments may occur, reducing the value of the securities. Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio. See the Fund's prospectus for details.

Scott Nicholson
Back Bay Advisors, L.P.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1998


BONDS AND NOTES--96.1% OF TOTAL NET ASSETS

FACE
MOUNT              DESCRIPTION                                                    VALUE (a)
----------------------------------------------------------------------------------------------
                   GOVERNMENT AGENCIES (c)--56.2%
$  3,000,000       Federal Home Loan Mortgage Corp., 6.000%, 6/15/2001 ......     $  3,008,430
   2,846,674       Federal Home Loan Mortgage Corp., 6.276%, 10/15/2023, (e)         2,864,466
   1,004,968       Federal Home Loan Mortgage Corp., 7.168%, 11/01/2035 .....        1,026,323
   2,283,089       Federal Home Loan Mortgage Corp., 7.261%, 1/01/2025 ......        2,323,408
     830,949       Federal Home Loan Mortgage Corp., 7.404%, 3/01/2025, (d) .          844,452
     329,207       Federal Home Loan Mortgage Corp., 7.510%, 12/01/2025 .....          331,100
     927,869       Federal Home Loan Mortgage Corp., 7.693%, 12/01/2022, (d)           943,819
   1,017,784       Federal Home Loan Mortgage Corp., 7.845%, 7/01/2025, (d) .        1,035,911
     378,459       Federal National Mortgage Association, 5.882%, 9/01/2023,
                     (d) ....................................................          377,040
   5,000,000       Federal National Mortgage Association, 6.100%, 10/06/2000         5,039,050
   1,563,460       Federal National Mortgage Association, 6.397%, 7/01/2019,
                     (d) ....................................................        1,576,655
     323,092       Federal National Mortgage Association, 6.640%, 6/01/2019,
                     (d) ....................................................          326,626
     960,803       Federal National Mortgage Association, 6.788%, 1/01/2020,
                     (d) ....................................................          974,764
   2,360,670       Federal National Mortgage Association, 6.888%, 4/01/2026 .        2,400,518
     194,293       Federal National Mortgage Association, 7.190%, 8/01/2017,
                     (d) ....................................................          196,176
     296,968       Federal National Mortgage Association, 7.201%, 5/01/2020,
                     (d) ....................................................          301,238
   1,442,301       Federal National Mortgage Association, 7.331%, 7/01/2024,
                     (d) ....................................................        1,462,811
     654,642       Federal National Mortgage Association, 7.333%, 5/01/2025,
                     (d) ....................................................          664,566
   2,403,503       Federal National Mortgage Association, 7.362%, 6/01/2022,
                     (d) ....................................................        2,494,764
   1,156,114       Federal National Mortgage Association, 7.376%, 11/01/2025,
                     (d) ....................................................        1,172,739
     492,456       Federal National Mortgage Association, 7.438%, 7/01/2023,
                     (d) ....................................................          503,383
   1,427,907       Federal National Mortgage Association, 7.881%, 1/01/2024,
                     (d) ....................................................        1,464,718
  11,093,729       Government National Mortgage Association, 6.875%, with
                     various maturities to 6/20/2023, (d) ...................       11,275,222
   6,414,219       Small Business Administration Guaranteed Loan, 5.250%,
                     1/25/2023 ..............................................        6,446,290
   5,204,757       Small Business Administration Pool Certificates, 5.250%,
                     6/25/2023 ..............................................        5,230,781
                                                                                   -----------
                                                                                    54,285,250
                                                                                   -----------
                   U.S. GOVERNMENT--11.1%
   5,000,000       United States Treasury Notes, 7.500%, 11/15/2001 .........        5,376,550
   5,000,000       United States Treasury Notes, 8.500%, 11/15/2000 .........        5,340,600
                                                                                   -----------
                                                                                    10,717,150
                                                                                   -----------
                   CORPORATE BONDS--28.8%
   2,000,000       Arizona Public Service Co., 5.750%, 9/15/2000 ............        2,011,000
   2,500,000       CIT Group Inc. 5.570%, 12/08/2003 ........................        2,487,475
   2,000,000       Conseco Inc., 7.875%, 12/15/2000 .........................        2,006,760
   1,969,000       Finova Capital Corp., 6.450%, 6/01/2000 ..................        1,986,386
   3,000,000       General Motors Acceptance Corp., 5.480%, 12/16/2002 ......        2,972,700
   2,500,000       Houston Lighting & Power Co., 8.150%, 5/01/2002 ..........        2,706,875
   2,500,000       Owens Illinois, Inc., 7.850%, 5/15/2004 ..................        2,627,325
   3,000,000       Pemex Finance, Ltd., 5.720%, 11/15/2003 ..................        3,000,000
   2,000,000       Raytheon Co., 6.450%, 8/15/2002 ..........................        2,046,840
   2,000,000       Rite Aid Corp., 5.500%, 12/15/2000 .......................        1,993,020
   1,000,000       State Street Boston Corp., 5.950%, 9/15/2003 .............        1,018,710
   2,000,000       Texas Utilities Co., 5.940%, 10/15/2001 ..................        2,001,820
   1,000,000       Union Pacific Corp., 5.780%, 10/15/2001 ..................          989,340
                                                                                   -----------
                                                                                    27,848,251
                                                                                   -----------
                   Total Bonds and Notes (Identified Cost $93,104,549) ......       92,850,651
                                                                                   -----------
SHORT TERM INVESTMENTS--4.1%
-----------------------------------------------------------------------------------------------
$  4,000,000       Merrill Lynch & Co., 5.000%, 1/04/1999 ...................        3,998,333
                                                                                   -----------
                   Total Short Term Investments (Identified Cost $3,998,333)         3,998,333
                                                                                   -----------
                   Total Investments--100.2% (Identified Cost $97,102,882)
                     (b) ....................................................       96,848,984

                   Other assets less liabilities  ...........................         (186,232)
                                                                                   ----------
                   Total Net Assets--100% ...................................      $96,662,752
                                                                                   ===========

(a)  See Note 1a of Notes to Financial Statements.
(b)  Federal Tax Information: At December 31, 1998 the net unrealized depreciation on investments based on cost for federal income tax purposes of $97,102,882 was as follows:
     Aggregate gross unrealized appreciation for all investments in which
       there is an excess value over tax cost ...........................           $  172,550
     Aggregate gross unrealized depreciation for all investments in which
       there is an excess of tax cost over value ........................             (426,448)
                                                                                    ----------
     Net unrealized depreciation ........................................           $ (253,898)
                                                                                    ==========
     At December 31, 1998 the Fund had a capital loss carryover of approximately $15,735,913 of which $5,625,994 expires on December
     31, 2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004, $455,288 expires on December 31, 2005 and $1,444,376 expires on December 31, 2006. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c)  The Fund's investments in mortgage backed securities of the Federal
     Home Loan Mortgage Corporation and Federal National Mortgage
     Association and Government National Mortgage Association are
     interests in separate pools of mortgages. All separate investments in securities of these issues which have the same coupon rate have been aggregated for the purpose of presentation in the portfolio composition.
(d)  Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at December 31, 1998.
(e)  Collateralized mortgage obligation.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------

December 31, 1998

ASSETS
  Investments at value
   (Identified cost $97,102,882) ..............                  $  96,848,984
  Cash ........................................                        106,301
  Receivable for:
    Fund shares sold ..........................                        402,950
    Securities sold ...........................                        332,041
    Accrued interest ..........................                      1,471,950
                                                                 -------------
                                                                    99,162,226
LIABILITIES
  Payable for:
    Securities purchased ......................   $2,046,458
    Fund shares redeemed ......................      230,876
    Dividends declared ........................       98,834
  Accrued expenses:
    Management fees ...........................       34,755
    Deferred trustees' fees ...................       12,239
    Accounting and administrative .............        4,019
    Other .....................................       72,293
                                                  ----------
                                                                     2,499,474
                                                                 -------------
NET ASSETS ....................................                  $  96,662,752
                                                                 =============

  Net Assets consist of:
    Capital paid in ...........................                  $ 113,008,462
    Undistributed net investment income .......                         15,910
    Accumulated net realized gains (losses) ...                    (16,107,722)
    Unrealized appreciation (depreciation)
    on investments .. .........................                       (253,898)
                                                                 -------------
NET ASSETS ....................................                  $  96,662,752
                                                                 =============

Computation of net asset value and offering price:
Net asset value and redemption price of
 Class A shares ($92,668,534 divided by
 12,693,540 shares of beneficial interest) ....                       $7.30
                                                                      =====

Offering price per share (100/97 of $7.30) ....                       $7.53*
                                                                      =====

Net asset value and offering price of
 Class B shares ($3,761,112 divided by
 516,052 shares of beneficial interest) .......                       $7.29**
                                                                      =====

Net asset value and offering price of
 Class C shares ($233,106 divided by
 31,981 shares of beneficial interest).........                       $7.29**
                                                                      =====

* Based upon single purchases of less than $1,000,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

December 31, 1998


INVESTMENT INCOME
  Interest ....................................                     $12,011,860

  Expenses
    Management fees ...........................       $1,013,997
    Service fees - Class A ....................          444,423
    Service and distribution fees - Class B ...           31,994
    Service and distribution fees - Class C ...              100
    Trustees' fees and expenses ...............           14,241
    Accounting and administrative .............           45,463
    Custodian .................................           90,727
    Transfer agent ............................          138,697
    Audit and tax services ....................           30,600
    Legal .....................................            7,932
    Printing ..................................           27,550
    Registration ..............................           60,246
    Miscellaneous .............................           10,100
                                                      ----------
  Total expenses ..............................        1,916,070
  Less expenses waived by the investment
    adviser and subadviser ....................         (625,150)     1,290,920
                                                      -----------   ------------
  Net investment income .......................                      10,720,940
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on:
    Investments - net .........................                      (2,163,351)
                                                                    ------------
  Unrealized appreciation (depreciation) on:
    Investments - net .........................                      (1,383,310)
                                                                    ------------
  Net gain (loss) on investment transactions ..                      (3,546,661)
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS ..............................                     $ 7,174,279
                                                                    ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       YEAR ENDED DECEMBER 31,
                                                                  --------------------------------
                                                                     1997                   1998
                                                                   --------               --------
FROM OPERATIONS
  Net investment income ...................................      $ 14,116,845          $  10,720,940
  Net realized loss on investments ........................        (2,347,087)            (2,163,351)
  Unrealized appreciation (depreciation) on investments ...         1,792,855             (1,383,310)
                                                                 ------------          -------------
  Increase in net assets from operations ..................        13,562,613              7,174,279
                                                                 ------------          -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................       (12,791,602)            (9,320,304)
    Class B ...............................................          (142,367)              (145,098)
    Class C ...............................................                 0                   (340)
                                                                 ------------          -------------
                                                                  (12,933,969)            (9,465,742)
                                                                 ------------          -------------
  Decrease in net assets derived from capital share
     transactions .........................................       (26,369,546)          (100,934,285)
                                                                 ------------          -------------
  Total decrease in net assets ............................       (25,740,902)          (103,225,748)
NET ASSETS
  Beginning of the year ...................................       225,629,402            199,888,500
                                                                 ------------          -------------
  End of the year .........................................      $199,888,500          $  96,662,752
                                                                 ============          =============

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME
  End of the year .........................................      $    (14,193)         $      15,910
                                                                 ============          =============


                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                  CLASS A
                                                  -----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------------------
                                                    1994              1995              1996            1997             1998
                                                    -----             -----             -----           -----            -----
Net Asset Value, Beginning of Year ........        $ 7.45            $ 7.20            $ 7.37          $ 7.37           $ 7.39
                                                   ------            ------            ------          ------           ------
Income From Investment Operations
Net Investment Income .....................          0.37              0.47              0.43            0.47(c)          0.38
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         (0.31)             0.14             (0.01)          (0.02)           (0.09)
                                                   ------            ------            ------          ------           ------
Total From Investment Operations ..........          0.06              0.61              0.42            0.45             0.29
                                                   ------            ------            ------          ------           ------
Less Distributions
Distributions From Net Investment Income ..         (0.31)            (0.44)            (0.42)          (0.43)           (0.38)
                                                   ------            ------            ------          ------           ------
Total Distributions .......................         (0.31)            (0.44)            (0.42)          (0.43)           (0.38)
                                                   ------            ------            ------          ------           ------
Net Asset Value, End of Year ..............        $ 7.20            $ 7.37            $ 7.37          $ 7.39           $ 7.30
                                                   ======            ======            ======          ======           ======
Total Return (%) (b) ......................          0.8               8.6               5.8             6.2              4.0
Ratio of Operating Expenses to Average Net
  Assets (%) (a) ..........................          0.60              0.66              0.70            0.70             0.70
Ratio of Net Investment Income to Average
  Net Assets (%) ..........................          4.85              6.29              6.39            6.27             5.93
Portfolio Turnover Rate (%) ...............            17                73                54              49              105
Net Assets, End of Year (000) .............      $489,637          $331,112          $222,809        $196,928          $92,669

(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense limitations
    described in Note 4 to the Financial
    Statements would have been (%) ........          0.88              0.89              0.94            0.98             1.05
(b) A sales charge is not reflected in
    total return calculations.
(c) Per share net investment income does
    not reflect the period's
    reclassification of permanent
    differences between book and tax basis
    net investment income. See Note 1d to
    the Financial Statements.


             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                                                   CLASS B
                                                 -----------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------------------------
                                                      1994             1995              1996          1997              1998
                                                     ------           ------            ------        ------            ------
Net Asset Value, Beginning of Year ...........       $ 7.45           $ 7.20           $ 7.37         $ 7.36            $ 7.38
                                                     ------           ------           ------         ------            ------
Income From Investment Operations
Net Investment Income ........................         0.29             0.41             0.37           0.41(c)           0.33
Net Realized and Unrealized Gain (Loss) on
  Investments ................................        (0.29)            0.14            (0.02)         (0.02)            (0.09)
                                                     ------           ------           ------         ------            ------
Total From Investment Operations .............         0.00             0.55             0.35           0.39              0.24
                                                     ------           ------           ------         ------            ------
Less Distributions
Distributions From Net Investment Income .....        (0.25)           (0.38)           (0.36)         (0.37)            (0.33)
                                                     ------           ------           ------         ------            ------
Total Distributions ..........................        (0.25)           (0.38)           (0.36)         (0.37)            (0.33)
                                                     ------           ------           ------         ------            ------
Net Asset Value, End of Year .................       $ 7.20           $ 7.37           $ 7.36         $ 7.38            $ 7.29
                                                     ======           ======           ======         ======            ======
Total Return (%) (b) .........................         0.1              7.8              4.9            5.4               3.4
Ratio of Operating Expenses to Average Net
  Assets (%) (a) .............................         1.35             1.41             1.45           1.45              1.45
Ratio of Net Investment Income to Average Net
  Assets (%) .................................         4.10             5.54             5.64           5.52              5.18
Portfolio Turnover Rate (%) ..................           17               73               54             49               105
Net Assets, End of Year (000) ................       $2,056           $2,368           $2,821         $2,961            $3,761

(a) The ratio of operating expenses to average
    net assets without giving effect to
    voluntary expense limitations described in
    Note 4 to the Financial Statements would
    have been (%) ............................         1.63             1.65             1.69           1.73              1.80
(b) A contingent deferred sales charge is not
    reflected in total return calculations.
(c) Per share net investment income does not
    reflect the period's reclassification of
    permanent differences between book and tax
    basis net investment income. See Note 1d
    to the Financial Statements.

             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
--------------------------------------------------------------------------------

                                                                CLASS C
                                                          --------------------
                                                          DECEMBER 7, 1998(a)
                                                               THROUGH
                                                          DECEMBER 31, 1998
                                                          --------------------
Net Asset Value, Beginning of Period .....................       $7.28
                                                                 -----
Income From Investment Operations
Net Investment Income ....................................        0.01
Net Realized and Unrealized Gain (Loss) on Investments ...        0.01(e)
                                                                 -----
Total From Investment Operations .........................        0.02
                                                                 -----
Less Distributions
Distributions From Net Investment Income .................       (0.01)
                                                                 -----
Total Distributions ......................................       (0.01)
                                                                 -----
Net Asset Value, End of Period ...........................       $7.29
                                                                 =====

Total Return (%) (d) .....................................        0.3
Ratio of Operating Expenses to Average Net Assets (%) (b).        1.45(c)
Ratio of Net Investment Income to Average Net Assets (%) .        5.18(c)
Portfolio Turnover Rate (%) ..............................         105
Net Assets, End of Period (000) ..........................        $233

(a) Commencement of operations.
(b) The ratio of operating expenses to average net assets
    without giving effect to voluntary expense limitations
    described in Note 4 to the Financial Statements would
    have been (%) ........................................        1.80(c)
(c) Computed on an annualized basis.
(d) A contingent deferred sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(e) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period ended December 31, 1998, due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

             See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

December 31, 1998

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a high level of current income consistent with preservation of capital. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares is a "Fund").

The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASE AND SALES OF SECURITIES. For the year ended December 31, 1998 purchases and sales of securities (excluding short-term investments) were as follows:

              PURCHASES                               SALES
-------------------------------------   --------------------------------
  U.S. GOVERNMENT          OTHER        U.S. GOVERNMENT        OTHER
----------------------  -------------   ------------------  ------------
    $145,593,488        $27,873,637       $268,654,819        $55,437

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser New England Funds Management, L.P. ("NEFM") at the annual rate of 0.55% of the first $200 million of the Fund's average daily net assets, 0.51% of the next $300 million and 0.47% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay Advisors") at the rate of 0.275% of the first $200 million of the Fund's average daily net assets, 0.255% of the next $300 million and 0.235% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest") formerly know as New England Invesment Companies, L.P., which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1998 are as follows:

FEES EARNED(a)
--------------
$506,999                    NEFM
$506,998                    Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

The effective management fee for the year ended December 31, 1998 was 0.56%.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1998 these expenses amounted to $45,463 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION EXPENSE. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $444,423 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1999 is $1,929,283.

Under the Class B and Class C Plans, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1998, the Fund paid New England Funds $7,998 in service fees under the Class B Plan and $25 in service fees under Class C Plan.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1998, the Fund paid New England Funds $23,996 in distribution fees under the Class B Plan and $75 in distribution fees under the Class C Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1998 amounted to $67,684.

D. TRANSFER AGENT FEES. New England Funds Service Corporation ("NEFSCO") is the transfer and shareholder servicing agent to the Fund and Boston Financial Data Services serves as a sub-transfer agent for the Fund. For the year ended December 31, 1998, the Fund paid NEFSCO $85,179 as compensation for its services in that capacity. For the year ended December 31, 1998, the Fund received $3,906 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEFSCO, Nvest or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $931
Meeting Fee                                            152/meeting
Annual Committee Member Retainer                       140
Annual Committee Chairman Retainer                      93

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Commencing June 1, 1995 and until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and, 1.45% of Class B and Class C average daily net assets. From May 1, 1995 through May 31, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets and 1.40% of Class B average net assets. From April 1, 1992 through April 30, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and 1.35% of Class B average net assets. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the year ended December 31, 1998, Back Bay Advisors reduced its management fee of $506,998 by $312,575 and NEFM reduced its management fee of $506,999 by $312,575.

5. CAPITAL SHARES. At December 31, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1997                     DECEMBER 31, 1998
                                      --------------------------------      -------------------------------
CLASS A                                SHARES             AMOUNT               SHARES            AMOUNT
-------                               -----------     ---------------       -----------       -------------
Shares sold ....................       10,184,271     $    75,205,511         9,823,863       $  72,248,743
Shares issued in connection with
 the reinvestment of:
  Distributions from net
  investment income ............          901,119           6,657,982           744,999           5,472,019
                                      ------------     ---------------      ------------      --------------
                                       11,085,390          81,863,493        10,568,862          77,720,762
Shares repurchased .............      (14,678,342)       (108,373,107)      (24,534,160)       (179,732,109)
                                      ------------     ---------------      ------------      --------------
Net decrease ...................       (3,592,952)     $  (26,509,614)      (13,965,298)      $(102,011,347)
                                      ------------     ---------------      ------------      --------------

                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1997                     DECEMBER 31, 1998
                                      -------------------------------       -------------------------------
                                         SHARES             AMOUNT             SHARES            AMOUNT
CLASS B                               -----------     ---------------       -----------       -------------
-------
Shares sold ....................          104,271          $  777,704           261,970       $   1,920,476
Shares issued in connection with the
 reinvestment of:
  Distributions from net
  investment income ............           17,276             127,549            17,255             126,641
                                      -----------          ----------         ----------      -------------
                                          121,547             905,253           279,225           2,047,117
Shares repurchased .............         (103,688)           (765,185)         (164,137)         (1,203,273)
                                      -----------          ----------         ---------       -------------
Net increase ...................           17,859          $  140,068           115,088       $     843,844
                                      -----------          ----------         ---------       -------------


                                               YEAR ENDED                            YEAR ENDED
                                           DECEMBER 31, 1997                     DECEMBER 31, 1998
                                      -------------------------------       -------------------------------
                                         SHARES             AMOUNT             SHARES            AMOUNT
CLASS C                               -----------     ---------------       -----------       -------------
-------
Shares sold ....................                0      $            0            31,970       $     233,136
Shares issued in connection with the
 reinvestment of:
  Distributions from net
  investment income ............                0                   0                11                  82
                                      -----------      --------------   ---------------       -------------
                                                0                   0            31,981             233,218
Shares repurchased .............                0                   0                 0                   0
                                      -----------      --------------   ---------------       -------------
Net increase ...................                0      $            0            31,981       $     233,218
                                      -----------      --------------   ---------------       -------------
Decrease derived from capital
  shares
  transactions .................       (3,575,093)     $  (26,369,546)      (13,818,229)      $(100,934,285)
                                       ==========      ==============       ===========       =============


6. LINE OF CREDIT. The Fund along with the other portfolios that comprise the New England Funds (the "Funds") participate in a $100,000,000 committed line of credit provided by Citibank, N.A. under a credit agreement (the "Agreement") dated March 5, 1998. Advances under the Agreement are taken primarily for temporary or emergency purposes. Borrowings under the Agreement bear interest at a rate tied to one of several short-term rates that may be selected from time to time. In addition, the Funds are charged a facility fee equal to 0.07% per annum on the unused portion of the line of credit. The annual cost of maintaining the line of credit and the facility fee is apportioned pro rata among the participating Funds. There were no borrowings as of or during the period ended December 31, 1998.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and the Shareholders of NEW ENGLAND SHORT TERM CORPORATE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the New England Short Term Corporate Income Fund (formerly the Adjustable Rate U.S. Government Fund) (the "Fund"), a series of New England Funds Trust II, at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        NEW ENGLAND MUNICIPAL INCOME FUND

                        SUPPLEMENT DATED JANUARY 18, 1999
     TO NEW ENGLAND BOND FUNDS CLASS A, B AND C PROSPECTUS DATED MAY 1, 1998

Effective January 1999, James S. Welch has replaced Nathan R. Wentworth as portfolio manager of New England Municipal Income Fund. Mr. Welch is a Senior Vice President of Back Bay Advisors and has been employed by the firm for over five years. He also serves as the portfolio manager of New England Intermediate Term Tax Free Fund of California, New England Massachusetts Tax Free Income Fund and New England Tax Free Income Fund of New York and as co-portfolio manager of New England Limited Term U.S. Government Fund.



                     NEW ENGLAND GOVERNMENT SECURITIES FUND
                                       AND
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND

                      SUPPLEMENT DATED FEBRUARY 12, 1999 TO
        NEW ENGLAND BOND FUNDS CLASS A, B AND C SHARES AND CLASS Y SHARES
                         PROSPECTUSES DATED MAY 1, 1998

The following supplements the third paragraph in the "Fund Management" section of each Prospectus:

Effective immediately, Joel A. Damiani acts as lead portfolio manager and Scott A. Millimet acts as co-portfolio manager of the Government Securities Fund, and Mr. Millimet acts as lead portfolio manager and Mr. Damiani acts as co-portfolio manager of the Limited Term U.S. Government Fund.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                             LARGE-CAP EQUITY FUNDS
                               Capital Growth Fund
                                   Growth Fund
                            Growth Opportunities Fund
                                  Balanced Fund
                                   Value Fund

                              ALL-CAP EQUITY FUNDS
                               Star Advisers Fund
                               Star Worldwide Fund
                            International Equity Fund
                                  Bullseye Fund
                               Equity Income Fund

                             SMALL-CAP EQUITY FUNDS
                               Star Small Cap Fund

                             CORPORATE INCOME FUNDS
                        Short Term Corporate Income Fund
                 (formerly Adjustable Rate U.S. Government Fund)
                                Bond Income Fund
                                High Income Fund
                              Strategic Income Fund

                             GOVERNMENT INCOME FUNDS
                        Limited Term U.S. Government Fund
                           Government Securities Fund

                              TAX-FREE INCOME FUNDS
                              Municipal Income Fund
                  Intermediate Term Tax Free Fund of California
                        Tax Free Income Fund of New York
                (formerly Intermediate Term Tax Free Fund of NY)
                       Massachusetts Tax Free Income Fund

                               MONEY MARKET FUNDS
                              Cash Management Trust
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              Visit our World Wide Web site at www.mutualfunds.com
                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or
                  accompanied by the Fund's current prospectus,
             which contains information about distribution charges,
              management and other items of interest. Investors are
           advised to read the prospectus carefully before investing.

           New England Funds, L.P., and other firms selling shares of
          New England Funds are members of the National Association of
           Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
              Investors may obtain a copy by contacting the NASD at
                  800-289-9999 or by visiting their Web site at
                                 www.NASDR.com.

                                                              --------------
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            NEW ENGLAND FUNDS(R)                                U.S. POSTAGE
        Where The Best Minds Meet(R )                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


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             399 Boylston Street

            Boston, Massachusetts

                    02116
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